Vanguard International Core Stock Fund
Supplement Dated May 25, 2023, to the Prospectus and Summary Prospectus Dated January 31, 2023
Important Changes to Vanguard International Core Stock Fund

Effective immediately, Anna Lundén has been added as a co-portfolio manager of Vanguard International Core Stock Fund (the Fund). Additionally, Kenneth L. Abrams will retire from Wellington Management Company LLP on or about June 30, 2024, at which time he will no longer serve as a co-portfolio manager of the Fund. F. Halsey Morris will continue to co-manage the Fund.
The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Investment Advisor” in the Fund Summary section:
Anna Lundén, CFA, Senior Managing Director, Partner and Equity Portfolio Manager at Wellington Management. She has co-managed the Fund since 2023.
Prospectus Text Changes
The following is added under the heading “Investment Advisor” in the More on the Fund section:
Anna Lundén, CFA, Senior Managing Director, Partner, and Equity Portfolio Manager at Wellington Management. She has worked in investment management since 2000, has been with Wellington Management since 2017, has managed assets since 2005, and has co-managed a portion of the Fund since May 2023. Education: M.S., Jönköping University.

© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 2404A 052023
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Vanguard Horizon Funds

Supplement Dated May 25, 2023, to the Statement of Additional Information Dated January 31, 2023
Important Changes to Vanguard International Core Stock Fund
Effective immediately, Anna Lundén has been added as a co-portfolio manager of Vanguard International Core Stock Fund (the Fund). Additionally, Kenneth L. Abrams will retire from Wellington Management Company LLP on or about June 30, 2024, at which time he will no longer serve as a co-portfolio manager of the Fund. F. Halsey Morris will continue to co-manage the Fund.
The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following text and table are added under the sub-heading “1. Other Accounts Managed” on page B-47:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Anna Lundén[1]	Registered investment companies[1]	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1 Ms. Lundén began co-managing a portion of the Fund on May 25, 2023. Information provided as of May 1, 2023.
Within the same section, the following text replaces similar text under the “2. Material Conflicts of Interest” sub-heading:
Messrs. Abrams and Morris and Ms. Lundén also manage accounts which pay performance allocations to Wellington Management or its affiliates.
Within the same section, the following text replaces similar under the “3. Description of Compensation” sub-heading:
Messrs. Abrams and Morris and Ms. Lundén are Partners.
Within the same section, the following text is added under the “4. Ownership of Securities” sub-heading:
As of May 1, 2023, Ms. Lundén owned no shares of Vanguard International Core Stock Fund.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 069A 052023